UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 20, 2014


                                 TUNGSTEN CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                       000-54342               98-0583175
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

1671 Southwest 105 Lane, Davie, Florida                            33324
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (954) 476-4638

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

AMENDING AGREEMENT TO SENIOR CONVERTIBLE NOTE

     On August 20, 2014, Tungsten Corp., a Nevada corporation (the "Company"), entered into an amending agreement (the "Amendment") with Magna Equities II, LLC (formerly known as Hanover Holdings I, LLC), a New York limited liability company ("Magna"). The Amendment provides that, the senior convertible note (the "Note") dated January 2nd, 2014 in the principal amount of $127,500, be amended as follows in regards to Section 3.b.ii:

     a. "NEW CONVERSION PRICE" means, as of any Conversion Date or other date of determination, the lesser price of i) a 35% discount from the lowest Trading Price for the three (3) trading days prior to the day that the Holder requests conversion or ii) "CONVERSION PRICE" as stated in the Note.

     b. All terms, conditions and rights afforded pursuant to the conditions of the Note shall remain in full force and effect.

     Previously, the Note was convertible into shares of our common stock, par value $0.0001 per share (the "Common Stock"), at a fixed conversion price of $0.0325. In connection with the Amendment the Company and Magna agreed to terminate the equity enhancement program reflected in the Common Stock Purchase Agreement described below and to terminate the Company's Registration Statement on Form S-1 registering for resale the shares of Common Stock into which the Note could be converted or the shares of Common Stock issuable to Magna under the Common Stock Purchase Agreement. This action was taken by mutual agreement of the parties in view of the fact that with the decline in the Company's share price the equity enhancement program was not a viable method for financing the Company.

     The foregoing description of the Amendment is qualified in its entirety by reference to the provisions of the Amendment filed as exhibits 4.1 to this Current Report on Form 8-K (this "Report"), which is incorporated herein by reference.

SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE NOTE

     On August 20, 2014 (the "Closing Date"), the Company entered into a securities purchase agreement dated as of the Closing Date (the "Purchase Agreement") with Magna. The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Magna shall purchase from the Company on the Closing Date a senior convertible note with a principal amount of $51,500 (the "Convertible Note") for a purchase price of $51,500. Pursuant to the Purchase Agreement, on the Closing Date, the Company issued the Convertible Note to Magna.

     The Convertible Note matures on August 20, 2015 and accrues interest at the rate of 12% per annum. The Convertible Note is convertible at any time, in whole or in part, at Magna's option into shares of the Company's Common Stock at a variable conversion price equal to a 35% discount from the lowest trading price in the three (3) trading days prior to the day that Magna requests conversion. At no time will Magna be entitled to convert any portion of the Convertible Note to the extent that after such conversion, Magna (together with its affiliates) would beneficially own more than 9.99% of the outstanding shares of Common Stock as of such date. The Convertible Note includes "full ratchet" and standard anti-dilution protection.

     The Convertible Note includes customary event of default provisions, and provides for a default interest rate of 22%. The Company has the right at any time to redeem all, but not less than all, of the total outstanding amount then remaining under the Convertible Note in cash at a price equal to 150% of the total amount of the Convertible Note then outstanding.

     The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Company also agreed to pay up to $1,500 of reasonable attorneys' fees and expenses incurred by Magna in connection with the transaction. The Purchase Agreement also provides for indemnification of Magna and its affiliates in the event that Magna incurs

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losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

     The foregoing descriptions of the Purchase Agreement and the Convertible Note are qualified in their entirety by reference to the provisions of the Convertible Note and the Purchase Agreement filed as exhibits 4.2 and 10.1 to this Current Report on Form 8-K (this "Report"), respectively, which are incorporated herein by reference.

TERMINATION OF COMMON STOCK PURCHASE AGREEMENT

     The Common Stock Purchase Agreement dated as of February 18, 2014 (the "Common Stock Purchase Agreement") between the Company and Magna was formerly terminated by letter of notice (the "Letter"), pursuant to Sections 8.1 and 8.3 of the Agreement, by providing Magna with written notice of Tungsten`s election to terminate the Agreement, effective as of August 20, 2014 (the "Termination Date"). The respective parties agreed to terminate the Agreement and that all terms and conditions of the Agreement shall be deemed fully satisfied and neither party shall have any further obligations to the counter party, with the exception of the Registration Rights Agreement dated February 18, 2014 between the Company and Magna which was not terminated, principally due to continuing indemnification, payment of expenses, and the like. The Company has satisfied all registration obligations under the foregoing agreement.

     The Company did not incur any penalties in connection with the termination of the Common Stock Purchase Agreement.

     The foregoing description of the Letter is qualified in its entirety by reference to the provisions of the Letter filed as exhibit 4.3 to this Current Report on Form 8-K (this "Report"), which is incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

     The issuance of the Convertible Note to Magna under the Purchase Agreement was exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act ("Regulation D"). The Company made this determination based on the representations of Magna that Magna is an "accredited investor" within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

     The Company did not pay any brokerage commissions or finders' fees in connection with the issuance of the Convertible Note.

     This Report is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

4.1  Amending Agreement to Senior Convertible Note dated August 20, 2014.
4.2  Convertible Promissory Note dated August 20, 2014.
4.3 Common Stock Purchase Agreement Notice of Termination Letter dated August 20, 2014.
10.1 Securities Purchase Agreement, dated as of August 20, 2014, by and between Magna Equities II, LLC and Tungsten Corp.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TUNGSTEN CORP.


                                      /s/ Guy Martin
                                      ------------------------------------------
                                      Guy Martin
                                      President, Chief Executive Officer

                                      Date: August 26, 2014

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